EXHIBIT 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Gloria Purdy, Chief Financial Officer of JNI Corporation, do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

    (1)    the Quarterly Report on Form 10-Q of JNI Corporation, to which this certification is attached as an exhibit, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

    (2)    the information contained in the foregoing Quarterly Report on Form 10-Q of JNI Corporation, to which this certification is attached as an exhibit, fairly presents, in all material respects, the financial condition and results of operations of JNI Corporation.

Dated: August 8, 2002	/s/ GLORIA PURDY Gloria Purdy Chief Financial Officer

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